                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                JANUARY 22, 2002

                              24/7 REAL MEDIA, INC
             (Exact name of registrant as specified in its charter)







         DELAWARE                          1-14355               13-3995672
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
       incorporation)                                        Identification No.)



                    1250 BROADWAY, NEW YORK, NEW YORK, 10001
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (212) 231-7100

         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 22, 2002, the Company completed the sale of its wholly owned subsidiary, Imake Software & Services, Inc., ("Imake") to Schaszberger Corporation, an entity controlled by Mark Schaszberger, President of Imake. Under the terms of the sale, the purchase price payable by the buyer was approximately $6.5 million for the stock of Imake, of which $2 million was in the form of a 6% four year secured note, approximately $500,000 in cash consideration, and a potential earn out of up to $4 million over the next three years based on gross revenue. The estimated fair value of the secured note and the earn out is $500,000 and $1.5 million, respectively. Additionally, the Company received Series A preferred stock of Schaszberger Corp which as of the closing date represented 19.9% of the buyer. The Note is secured by certain assets of Imake and is guaranteed by Schaszberger Corporation. In the event that the earn out is not met within the three year period, the Company is entitled to receive a $1 Warrant for common stock with a value equal to the difference between $3 million and the actual earn out paid to date subject to certain limitations. The consideration paid to the Company was determined as a result of negotiations between the buyer and the Company. We expect to record an impairment charge relating to the net assets of Imake of approximately $7.0 million in the fourth quarter of 2001. The loss is subject to adjustment based on the actual value of assets and liabilities sold and actual transaction expenses incurred and the ultimate fair value of the consideration received.

         See the Company's historical consolidated financial statements included in 24/7 Real Media's Annual Report on Form 10-K for the year ended December 31, 2000 and our quarterly report on Form 10-Q for the nine months ended September 30, 2001 for additional information.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired

                  Not applicable

         (b)      Unaudited Pro Forma Consolidated Financial Information

                  Introduction to Unaudited Pro Forma Consolidated Financial Information

                  Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2001

                  Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2000 and the nine months ended September 30, 2001

                  Notes to Unaudited Pro Forma Consolidated Financial
                  Information

         (c)      Exhibits

                  99.1 Purchase and Sale Agreement by and Among 24/7 Real Media, Inc., Imake Software & Services, Inc. and Schaszberger Corporation.

                  99.2 Press release announcing sale of Imake Software & Services, Inc.

                  * Disclosure schedules and other attachments are omitted, but will be furnished supplementally to the Commission upon request.

         INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

                  The unaudited pro forma consolidated statements of operations for the year ended December 31, 2000 and nine months ended September 30, 2001 give effect to the sale of the business, as if it had occurred on January 1, 2000 and January 1, 2001, respectively. The unaudited pro forma consolidated balance sheet as of September 30, 2001 gives effect to sale of the business as if it had occurred on September 30, 2001.

                  24/7 Real Media, Inc. believes the accounting used for the pro forma adjustments provides a reasonable basis on which to present the unaudited pro forma consolidated financial statements. The pro forma adjustments do not include any returns that we might have earned on the sale proceeds if any.

                  The unaudited pro forma consolidated statements of operations and unaudited pro forma consolidated balance sheet are unaudited and were derived by adjusting the historical consolidated financial statements of 24/7 Real Media, Inc., which includes the results of the business. The unaudited pro forma consolidated financial statements are provided for informational purposes only and should not be construed to be indicative of 24/7 Real Media, Inc.'s consolidated financial position or results of operations had the transaction been consummated on the date assumed and do not project 24/7 Real Media, Inc.'s consolidated financial position or results of operations for any future date or period.

                  The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with 24/7 Real Media, Inc.'s historical consolidated financial statements and notes thereto included in 24/7 Real Media, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000, and its quarterly report on Form 10-Q as of and for the nine months ended September 30, 2001.


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                                              24/7 REAL MEDIA, INC.
                                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                            AS OF SEPTEMBER 30, 2001

                                                                                      24/7           IMAKE
                                                                                    HISTORICAL    HISTORICAL(1)
                                                                                   -----------    -----------
                                 ASSETS
Current Assets:
    Cash and cash equivalents ..................................................   $     7,451           (368)
    Restricted cash ............................................................         1,500
    Accounts receivable, net ...................................................         6,514         (1,166)
    Asset held for sale ........................................................

    Prepaid expenses and other current assets ..................................         5,171            (81)
                                                                                   -----------    -----------
           Total current assets ................................................        20,636         (1,615)
                                                                                   -----------    -----------

    Property and equipment, net ................................................        23,165         (1,244)
    Intangible assets, net .....................................................        15,856         (6,468)
    Amount Receivable - Imake ..................................................

    Other assets ...............................................................           743           (256)
                                                                                   -----------    -----------
           Total assets ........................................................   $    60,400    $    (9,583)
                                                                                   ===========    ===========

                LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable ...........................................................   $     3,706           (299)
    Accrued liabilities ........................................................         9,696            (49)
    Current installments of obligations under capital leases....................            44
    Deferred revenue ...........................................................           326            (39)
    Deferred gain on sale of non-core asset.....................................         2,603
                                                                                   -----------    -----------
           Total current liabilities ...........................................        16,375           (387)
                                                                                   -----------    -----------

    Intercompany payables ......................................................          --           (8,102)

    Obligations under capital leases, excluding current installments ...........           120
    Minority Interest ..........................................................           105
    Common stock ...............................................................           413
    Additional paid-in capital .................................................     1,068,148
    Deferred stock compensation ................................................        (1,335)           261
    Unrealized gain/loss on marketable securities ..............................          --
    Foreign currency translation ...............................................          (344)
    Accumulated deficit ........................................................    (1,023,082)        (1,355)
                                                                                   -----------    -----------
           Total stockholders' equity ..........................................        43,800         (1,094)
                                                                                   -----------    -----------

Commitments and contingencies ..................................................          --             --

           Total liabilities and stockholder's equity ..........................   $    60,400    $    (9,583)
                                                                                   ===========    ===========

                                                                                      PRO FORMA        PRO FORMA
                                                                                    ADJUSTMENTS(1)     COMBINED
                                                                                    -----------       -----------
                                 ASSETS
Current Assets:
    Cash and cash equivalents ..................................................                      $     7,083
    Restricted cash ............................................................                            1,500
    Accounts receivable, net ...................................................                            5,348
    Asset held for sale ........................................................           479  (ii)          419
                                                                                           (60) (vi)
    Prepaid expenses and other current assets ..................................           300  (iii)       5,390
                                                                                   -----------        -----------
           Total current assets ................................................           719             19,740
                                                                                   -----------        -----------

    Property and equipment, net ................................................                           21,921
    Intangible assets, net .....................................................          --                9,388
    Amount Receivable - Imake ..................................................           500  (i)         1,700
                                                                                         1,200  (iii)
    Other assets ...............................................................            12  (iv)          499
                                                                                   -----------        -----------
           Total assets ........................................................   $     2,431        $    53,248
                                                                                   ===========        ===========

                LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable ...........................................................                            3,407
    Accrued liabilities ........................................................                            9,647
    Current installments of obligations under capital leases....................                               44
    Deferred revenue ...........................................................                             (287)
    Deferred gain on sale of non-core asset.....................................                            2,603
                                                                                   -----------        -----------
           Total current liabilities ...........................................          --               15,988
                                                                                   -----------        -----------

    Intercompany payables ......................................................         8,102  (v)          --

    Obligations under capital leases, excluding current installments ...........                              120
    Minority Interest ..........................................................                              105
    Common stock ...............................................................                              413
    Additional paid-in capital .................................................                        1,068,148
    Deferred stock compensation ................................................                           (1,074)
    Unrealized gain/loss on marketable securities ..............................                             --
    Foreign currency translation ...............................................                             (344)
    Accumulated deficit ........................................................        (5,671)        (1,030,108)
                                                                                   -----------        -----------
           Total stockholders' equity ..........................................        (5,671)            37,035
                                                                                   -----------        -----------

Commitments and contingencies ..................................................          --                 --

           Total liabilities and stockholder's equity ..........................   $     2,431        $    53,248
                                                                                   ===========        ===========

      See accompanying notes to the unaudited Pro Forma financial statements

                                                        24/7 REAL MEDIA, INC.
                                      UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                                      24/7           IMAKE          PRO FORMA       PRO FORMA
                                                                   HISTORICAL     HISTORICAL (2)   ADJUSTMENTS       RESULTS
                                                                  ------------    ------------    ------------    ------------
Revenues:
      Integrated Media Solutions ..............................   $     28,269    $       --              --      $     28,269
      Technology Solutions ....................................         12,790          (4,728)           --             8,062
                                                                  ------------    ------------    ------------    ------------
             Total revenues ...................................         41,059          (4,728)           --            36,331

Cost of revenues:
      Integrated Media Solutions ..............................         24,814                            --            24,814
      Technology Solutions ....................................          4,191          (2,045)           --             2,146
                                                                  ------------    ------------    ------------    ------------
             Total cost of revenues ...........................         29,005          (2,045)           --            26,960

             Gross profit .....................................         12,054          (2,683)           --             9,371
                                                                  ------------    ------------    ------------    ------------

Operating expenses:
      Sales and marketing .....................................         17,158          (1,465)           --            15,693
      General and administrative ..............................         29,442          (1,605)           --            27,837
      Product development .....................................         12,523          (2,922)           --             9,601
      Other expenses: .........................................                                                           --
          Amortization of goodwill, intangibles and advan               18,094          (5,537)           --            12,557
          Stock-based compensation ............................          2,655          (1,179)           --             1,476
          Write-off of in process technology and ..............                                                           --
            other merger related costs ........................           --                              --              --
          Restructuring and exit costs ........................          1,011             (59)           --               952
          Gain on sale of non-core assets, net ................         (1,529)           --              --            (1,529)
          Equity loss in earnings of affiliate ................                                            512  (3)        512
          Impairment of intangible assets .....................         68,169         (11,435)           --            56,734
                                                                  ------------    ------------    ------------    ------------
             Total operating expenses .........................        147,523         (24,202)            512         123,833
                                                                  ------------    ------------    ------------    ------------
             Operating loss ...................................       (135,469)         21,519            (512)       (114,462)

Interest income, net ..........................................            750                                             750

Gain on sale of investments, net ..............................          4,985                            --             4,985
Impairment of investments .....................................         (3,089)                           --            (3,089)
                                                                  ------------    ------------    ------------    ------------

   Loss from continuing operations ............................   $   (132,823)   $     21,519    $       (512)   $   (111,816)
                                                                  ============    ============    ============    ============

Net loss per share from
           continuing operations - basic and diluted ..........   $      (3.04)                                   $      (2.56)
                                                                  ============                                    ============

Weighted average common shares outstanding ....................     43,630,239                                      43,630,239
                                                                  ============                                    ============

      See accompanying notes to the unaudited Pro Forma financial statements

                                                   24/7 REAL MEDIA, INC.
                                 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                 24/7           IMAKE          PRO FORMA       PRO FORMA
                                                              HISTORICAL     HISTORICAL (2)   ADJUSTMENTS       RESULTS
                                                             ------------    ------------    ------------    ------------
Revenues:
   Integrated Media Solutions ............................   $    121,867                    $       --      $    121,867
   Technology Solutions ..................................         24,206          (7,703)           --            16,503
                                                             ------------    ------------    ------------    ------------
        Total revenues ...................................        146,073          (7,703)           --           138,370

Cost of revenues:
   Integrated Media Solutions ............................         95,020                            --            95,020
   Technology Solutions ..................................          7,942          (2,726)           --             5,216
                                                             ------------    ------------    ------------    ------------
        Total cost of revenues ...........................        102,962          (2,726)           --           100,236

        Gross profit .....................................         43,111          (4,977)           --            38,134
                                                             ------------    ------------    ------------    ------------

Operating expenses:
   Sales and marketing ...................................         42,688          (1,335)           --            41,353
   General and administrative ............................         49,862          (2,474)           --            47,388
   Product development ...................................         18,188          (1,805)           --            16,383
   Other expenses:
     Amortization of goodwill, intangibles and advances ..        118,923          (7,948)           --           110,975
     Stock-based compensation ............................          8,217          (3,731)           --             4,486
     Write-off of in process technology and ..............                                                           --
       other merger related costs ........................          5,336          (4,700)           --               636
     Restructuring and exit costs ........................         11,731              --            --            11,731
     Equity loss in earnings of affiliate ................             --              --             512 (3)         512
     Impairment of intangible assets .....................        500,220          (5,362)           --           494,858
                                                             ------------    ------------    ------------    ------------
        Total operating expenses .........................        755,165         (27,355)            512         728,322
                                                             ------------    ------------    ------------    ------------
        Operating loss ...................................       (712,054)         22,378            (512)       (690,188)

Interest income, net .....................................          1,359                                           1,359

Gain on sale of investments, net .........................         52,059                            --            52,059
Gain on exchange of patent rights, net ...................          4,053                            --             4,053
Impairment of investments ................................       (101,387)                           --          (101,387)
                                                             ------------    ------------    ------------    ------------

   Loss from continuing operations .......................   $   (755,970)   $     22,378    $       (512)   $   (734,104)
                                                             ============    ============    ============    ============

Net loss per share from
                continuing operations - basic and diluted    $     (22.66)                                   $     (22.00)
                                                             ============                                    ============

Weighted average common shares outstanding ...............     33,363,613                                      33,363,613
                                                             ============                                    ============


     See accompanying notes to the unaudited Pro Forma financial statements

                             24/7 REAL MEDIA, INC.
              NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(1) To reflect the sale of Imake Software & Services, Inc. to Schaszberger Corporation ("Purchaser"). The Company has reflected the earnout and the Note receivable based on a fair value analysis. The actual amount recognized may differ, however, the maximum potential earn out is limited to $4 million. The analysis does not take into account the value of the contingent Warrant to be received in case of an earnout shortfall.

              Consideration:
      (i)    Fair value of 6% Note Receivable due January 2006...........................                  $    500
      (ii)   Reimbursement of payroll advances...........................................                       479
      (iii)  Net Present value of earnout based on gross revenues through December 2005..                     1,500
      (iv)   Series A Convertible Preferred Stock of Schaszberger Corp...................
             representing 19.9% of the Purchaser calculated as follows...................
                   Net assets of Imake at September 30, 2001............................      1,094
                   Cancellation of intercompany payable.................................      8,102
                   Write-off of goodwill.................................................    (6,468)
                   Note payable to 24/7 Real Media.......................................    (2,000)
                   Reimbursement of payroll per agreement................................      (479)
                   Write-off of deferred financing costs.................................      (188)
                                                                                          ---------
                                             Adjusted net assets of Schaszberger Corp....        61
                                                                                               19.9%
                                                                                          ---------
                                          24/7 equity investment in Schaszberger Corp....                        12
                                                                                                           --------

                                                                                                              2,491

      (v)   Write-off of intercompany advances...........................................                    (8,102)
      (vi)  Estimated transactional costs................................................                       (60)
              Net Assets sold............................................................                    (1,094)
                                                                                                           --------
                                                               Loss on sale of Imake                       $ (6,765)
                                                                                                           ========


(2)   To eliminate the historical operations of Imake

(3) To reflect the Company's portion of equity losses in Imake. The Company's investment represents 19.9% of Imake however its losses are limited to the Company's investment in and loan to Schaszberger Corporation of $12,000 and $500,000 respectively.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         24/7 Real Media, Inc


Date February 6, 2002                     By: /s/ Mark E. Moran
                                             ----------------------------
                                             Executive Vice President and
                                             General Counsel